TABLE OF CONTENTS

USAA Family of Funds                                 1
Message from the President                           2
Investment Review                                    4
Message from the  Manager                            5
Financial  Information:
  Statement  of Assets  and  Liabilities             8
  Portfolio of  Investments  in Securities           9
  Notes to Portfolio of Investments in Securities   14
  Statement of Operations                           15
  Statements of Changes in Net Assets               16
  Notes to Financial Statements                     17


                              IMPORTANT INFORMATION
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.


                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  CAPITAL APPRECIATION
=========================================================================================================
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International (1)                      7/11/88       19.15        13.09             -          10.60
  S&P 500 Index (4)                       5/1/96           -            -             -          16.83+
  World Growth (1)                       10/1/92       19.08            -             -          13.66

ASSET ALLOCATION
============
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72

INCOME TAXABLE
=========
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60

INCOME TAX-EXEMPT
========
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18

MONEY MARKET
========
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.



MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax
Exempt  Short-Term  Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                                INVESTMENT REVIEW

GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Primarily common stocks.

                                          7/31/96              1/31/97
Net Assets........................    $1,162.3 MILLION      $1,384.7 MILLION
Net Asset Value Per Share.........        $20.05                $19.76


Average Annual Total Returns as of 1/31/97
July 31, 1996 to January 31, 1997.........................18.99%+
 1 Year...................................................20.19%
 5 Years..................................................15.10%
10 Years..................................................12.27%

+ Total returns for periods of less than one year are not annualized.
  This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/31/87 to 1/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: the S&P 500 Index - $38,760 and the USAA Growth Fund - $31,827.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index, an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks.
It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


MESSAGE FROM THE MANAGER

[A photo of David G. Parsons, CFA, Portfolio Manager, appears here.]

Strategy
The USAA Growth Fund is managed according to a contrarian principle of investing. We seek companies that are out-of-favor with the market because we believe that is generally where the best values are to be found. The Fund primarily invests in out-of-favor growth companies and secondarily in out-of-favor cyclical (1) and defensive companies. We seek out these stocks by analyzing the future prospects of companies that have significantly underperformed the market over the past one to three years.

In conformity with the above strategy, we have taken the following actions during the past six months. Retail, restaurant, generic drug, biotechnology, semiconductor, semiconductor equipment, and oil service companies have been added to the portfolio. The Fund also acquired large positions in Pharmacia & Upjohn and Cadbury Schweppes. These two companies are by far the most out-of-favor, and we believe the best valued companies in their respective industries - pharmaceuticals and soft drinks. Sales of some electric power and integrated oil stocks and all of the personal computer companies, as well as Intel, funded the above purchases.

(1) A company whose stock tends to rise quickly when the economy turns up and to fall quickly when the economy turns down.

The Fund is heavily overweighted in semiconductor and semiconductor equipment, tobacco, electric utility, gold mining, and trucking companies. It is somewhat overweighted in oil and market weighted in healthcare. Almost one-half of the healthcare weighting is in one stock, Pharmacia & Upjohn.

                 Top 10 Industries
                 (% of Net Assets)

 Electronics Related          18.6
 Oil Related                  15.6
 Tobacco                      14.9
 Healthcare Related           10.0
 Electric Power                8.6
 Gold Mining                   8.1
 Truckers                      6.6
 Retail Related                4.5
 Restaurants                   4.2
 Beverages - Soft Drinks       2.2

Performance
The Fund did not have good performance relative to the S&P 500 Index (2) and the Lipper Growth Fund Index (3) over the six-month reporting period ended January 31, 1997. It underperformed both with a total return of 18.99% while the S&P 500 and the Lipper Index returned 24.13% and 21.07%, respectively. Most disappointing was gold mining with negative returns in a strong market. The technology stocks had outstanding returns, far surpassing those of the market. The other major components of the Fund generally experienced positive, yet below market returns.

Outlook
The past six months have been a period when earnings momentum has reigned over the market. It seems as though no price/earnings ratio has been too high to pay for those companies with consistently high earnings growth. However, markets change. What was once consistent becomes inconsistent and vice versa. The Growth Fund is designed to take advantage of these swings in both the fortunes of companies and the sentiment of the market.

(2) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(3) Lipper Analytical Services is an independent organization that monitors performance of mutual funds.

I have learned over the past year that when formerly contrarian stocks return to the market's graces, their reception can last for several years. With this in mind, I intend to be more patient with the winners.




             Top 10 Equity Holdings
               (% of Net Assets)

 Pharmacia & Upjohn                       4.0
 RJR Nabisco                              3.6
 Philip Morris Companies                  3.4
 Micron Technology                        2.8
 Applied Materials                        2.7
 Lam Research                             2.7
 UST, Inc.                                2.6
 Novellus Systems                         2.5
 B.A.T. Industries                        2.2
 Cadbury Schweppes                        2.2

See page 9 for a complete listing of the Portfolio of Investments in Securities.

Growth Fund
Statement of Assets and Liabilities
(In Thousands)
January 31, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $1,217,632)              $  1,387,541
   Cash                                                                                             319
   Receivables:
      Capital shares sold                                                                         1,022
      Dividends and interest                                                                      1,767
      Securities sold                                                                            15,979
----------------------------------------------------------------------------------------------------------
         Total assets                                                                         1,406,628
----------------------------------------------------------------------------------------------------------
Liabilities
   Securities purchased                                                                          19,881
   Capital shares redeemed                                                                          871
   USAA Investment Management Company                                                               867
   USAA Transfer Agency Company                                                                     199
   Accounts payable and accrued expenses                                                            118
----------------------------------------------------------------------------------------------------------
         Total liabilities                                                                       21,936
----------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,384,692
==========================================================================================================
Represented by:
   Paid-in capital                                                                         $  1,167,532
   Accumulated undistributed net investment income                                                  710
   Accumulated net realized gain on investments                                                  46,541
   Net unrealized appreciation of investments                                                   169,909
----------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,384,692
==========================================================================================================
   Capital shares outstanding                                                                    70,057
==========================================================================================================
   Net asset value, redemption price, and offering price per share                         $      19.76
==========================================================================================================



See accompanying notes to financial statements.

Growth Fund
Portfolio of Investments in Securities
January 31, 1997
(Unaudited)

                                                                                                                          Market
 Number                                                                                       Value
of Shares                 Security                                                            (000)


                              Common Stocks (99.4%)
               Airlines (0.6%)
     400,000   Southwest Airlines Co.                                                     $      8,800
---------------------------------------------------------------------------------------------------------

               Beverages - Soft Drinks (2.2%)
   1,000,000   Cadbury Schweppes plc ADR                                                        30,875
---------------------------------------------------------------------------------------------------------

               Biotechnology (1.7%)
     800,000   Chiron Corp.*                                                                    14,900
     300,000   Genzyme Corp.*                                                                    8,400
---------------------------------------------------------------------------------------------------------
                                                                                                23,300
---------------------------------------------------------------------------------------------------------

               Chemicals (0.1%)
      71,428   Millennium Chemicals, Inc.*                                                       1,420
---------------------------------------------------------------------------------------------------------

               Conglomerates (0.5%)
     950,000   Hanson plc ADR                                                                    7,125
---------------------------------------------------------------------------------------------------------

               Drugs (5.9%)
     300,000   Bergen Brunswig Corp.*                                                            8,925
     800,000   Ivax Corp.                                                                        9,300
     500,000   Mylan Laboratories, Inc.                                                          8,188
   1,485,000   Pharmacia & Upjohn, Inc.                                                         55,316
---------------------------------------------------------------------------------------------------------
                                                                                                81,729
---------------------------------------------------------------------------------------------------------

               Electric Power (8.6%)
     268,900   Boston Edison Co.                                                                 7,294
     407,000   Consolidated Edison Co. of New York, Inc.                                        12,617
   1,086,000   Edison International                                                             23,213
     438,000   Enova Corp.                                                                       9,800
     483,400   New York State Electric & Gas Corp.                                              10,998
   2,000,000   Niagara Mohawk Power Corp.*                                                      20,250
     800,000   Northeast Utilities                                                              10,500
     717,000   Pacific Gas & Electric Co.                                                       16,312
     200,000   PECO Energy Co.                                                                   4,600
     120,000   Public Service Enterprise Group, Inc.                                             3,285
---------------------------------------------------------------------------------------------------------
                                                                                               118,869
---------------------------------------------------------------------------------------------------------

               Electronics - Instrumentation (5.8%)
     510,000   KLA Instruments Corp.*                                                           21,739
     927,400   Lam Research Corp.*                                                              37,444
     700,000   Teradyne, Inc.*                                                                  21,612
---------------------------------------------------------------------------------------------------------
                                                                                                80,795
---------------------------------------------------------------------------------------------------------

               Electronics - Semiconductors (12.8%)
     500,000   Advanced Micro Devices, Inc.*                                                    17,500
     290,532   Analog Devices, Inc.*                                                             8,389
     755,000   Applied Materials, Inc.*                                                         37,278
     180,000   LSI Logic Corp.*                                                                  6,255
   1,100,000   Micron Technology, Inc.                                                          38,225
     200,000   Motorola, Inc.                                                                   13,650
     440,000   Novellus Systems, Inc.*                                                          34,870
     275,000   Texas Instruments, Inc.                                                          21,553
---------------------------------------------------------------------------------------------------------
                                                                                               177,720
---------------------------------------------------------------------------------------------------------

               Gaming Companies (1.2%)
     930,000   International Game Technology                                                    16,507
---------------------------------------------------------------------------------------------------------

               Gold Mining (8.1%)
   2,576,600   Battle Mountain Gold Co.                                                         16,748
   1,000,000   Coeur D'Alene Mines Corp.*                                                       15,250
     850,000   Driefontein Consolidated Ltd. ADR                                                 7,729
     373,000   Freeport-McMoRan Copper & Gold, Inc.                                             10,724
     765,000   Hecla Mining Co.*                                                                 4,399
   1,200,000   Homestake Mining Co.                                                             16,950
     800,000   Kloof Gold Mining Co. Ltd. ADR                                                    5,800
     350,000   Newmont Mining Corp.                                                             13,956
   1,030,000   Vaal Reefs Exploration & Mining Ltd. ADR                                          6,888
     434,900   Western Deep Levels Ltd. ADR                                                     13,156
---------------------------------------------------------------------------------------------------------
                                                                                               111,600
---------------------------------------------------------------------------------------------------------

               Healthcare - Diversified (1.5%)
     250,000   Warner-Lambert Co.                                                               20,125
---------------------------------------------------------------------------------------------------------

               Manufacturing - Diversified Industries (1.0%)
     356,200   Hillenbrand Industries, Inc.                                                     13,803
---------------------------------------------------------------------------------------------------------

               Medical Products & Supplies (0.9%)
     372,000   Bausch & Lomb, Inc.                                                              12,602
---------------------------------------------------------------------------------------------------------

               Oil - Domestic (5.3%)
     200,000   Amerada Hess Corp.                                                               11,800
     185,000   Atlantic Richfield Co.                                                           24,466
     400,000   Occidental Petroleum Corp.                                                       10,200
     150,000   Pennzoil Co.                                                                      9,356
     400,000   Unocal Corp.                                                                     16,850
---------------------------------------------------------------------------------------------------------
                                                                                                72,672
---------------------------------------------------------------------------------------------------------

               Oil - Exploration & Production (2.7%)
     105,000   3-D Geophysical, Inc.*                                                            1,063
     400,000   Apache Corp.                                                                     15,350
     300,000   Burlington Resources, Inc.                                                       14,925
     285,000   Union Texas Petroleum Holdings, Inc.                                              6,056
---------------------------------------------------------------------------------------------------------
                                                                                                37,394
---------------------------------------------------------------------------------------------------------

               Oil - International (3.7%)
     118,548   British Petroleum Co. plc ADR                                                    16,790
     275,000   Chevron Corp.                                                                    18,253
     150,000   Texaco, Inc.                                                                     15,881
---------------------------------------------------------------------------------------------------------
                                                                                                50,924
---------------------------------------------------------------------------------------------------------

               Oil & Gas Drilling (0.5%)
      50,000   Falcon Drilling Co., Inc.*                                                        1,881
      85,700   Transocean Offshore, Inc.                                                         5,614
---------------------------------------------------------------------------------------------------------
                                                                                                 7,495
---------------------------------------------------------------------------------------------------------

               Oil Well Equipment & Service (3.4%)
     100,000   Baker Hughes, Inc.                                                                3,900
      30,000   Ensco International, Inc.*                                                        1,654
     230,000   Halliburton Co.                                                                  16,646
     570,000   Input/Output, Inc.                                                               13,537
      50,000   Noble Drilling Corp.                                                              1,094
      30,000   Schlumberger Ltd.                                                                 3,334
     120,000   Tidewater, Inc.                                                                   5,640
      20,000   Western Atlas, Inc.                                                               1,357
---------------------------------------------------------------------------------------------------------
                                                                                                47,162
---------------------------------------------------------------------------------------------------------

               Paper & Forest Products (1.2%)
      80,000   Rayonier, Inc.                                                                    2,990
     408,600   Schweitzer-Mauduit International, Inc.                                           13,841
---------------------------------------------------------------------------------------------------------
                                                                                                16,831
---------------------------------------------------------------------------------------------------------

               Pollution Control (1.5%)
      50,000   Browning-Ferris Industries, Inc.                                                  1,625
     510,000   WMX Technologies, Inc.                                                           18,679
---------------------------------------------------------------------------------------------------------
                                                                                                20,304
---------------------------------------------------------------------------------------------------------

               Restaurants (4.2%)
     571,500   Apple South, Inc.                                                                 8,501
   1,200,000   Brinker International, Inc.*                                                     13,050
     800,000   Lone Star Steakhouse & Saloon, Inc.*                                             21,100
     500,000   Outback Steakhouse, Inc.*                                                        11,438
     658,000   Taco Cabana, Inc. "A"*                                                            3,619
---------------------------------------------------------------------------------------------------------
                                                                                                57,708
---------------------------------------------------------------------------------------------------------

               Retail - Department Stores (1.6%)
     220,000   May Department Stores Co.                                                         9,790
     350,000   Nordstrom, Inc.                                                                  12,994
---------------------------------------------------------------------------------------------------------
                                                                                                22,784
---------------------------------------------------------------------------------------------------------

               Retail - Food Chains (0.6%)
     250,000   Great Atlantic & Pacific Tea Co., Inc.                                            7,813
---------------------------------------------------------------------------------------------------------

               Retail - General Merchandising (1.2%)
     350,000   J.C. Penney Company, Inc.                                                        16,581
---------------------------------------------------------------------------------------------------------

               Retail - Specialty (1.1%)
     350,000   Tandy Corp.                                                                      15,837
---------------------------------------------------------------------------------------------------------

               Tobacco (14.9%)
   1,950,000   B.A.T. Industries plc ADR                                                        30,956
     714,550   Dimon, Inc.                                                                      16,971
     250,000   Imperial Tobacco Group plc ADR*                                                   3,234
     390,000   Philip Morris Companies, Inc.                                                    46,361
   1,500,292   RJR Nabisco Holdings Corp.                                                       49,135
     758,300   Universal Corp.                                                                  23,507
   1,185,000   UST, Inc.                                                                        36,439
---------------------------------------------------------------------------------------------------------
                                                                                               206,603
---------------------------------------------------------------------------------------------------------

               Truckers (6.6%)
     125,000   Amerco*                                                                           4,625
     375,000   American Freightways Corp.*                                                       5,016
     250,000   Arnold Industries, Inc.                                                           3,500
     350,100   Caliber System, Inc.                                                              7,702
     300,000   Consolidated Freightways Corp.*                                                   2,625
     580,000   Consolidated Freightways, Inc.                                                   14,717
     255,938   Heartland Express, Inc.*                                                          6,382
     350,000   J.B. Hunt Transport Services, Inc.                                                4,900
     250,000   Landstar System, Inc.*                                                            5,938
     351,500   M.S. Carriers, Inc.*                                                              5,624
     139,800   Roadway Express, Inc.                                                             2,866
     187,500   Swift Transportation Co., Inc.*                                                   4,852
     351,300   US Freightways Corp.                                                              8,914
     382,500   Werner Enterprises, Inc.                                                          6,885
     402,000   Yellow Corp.*                                                                     6,884
---------------------------------------------------------------------------------------------------------
                                                                                                91,430
---------------------------------------------------------------------------------------------------------
               Total common stocks (cost: $1,206,899)                                        1,376,808
---------------------------------------------------------------------------------------------------------

   Principal
    Amount
     (000)

                                Short-Term (0.8%)
               Commercial Paper
 $    10,736   Household Finance Corp., 5.50%, 2/03/97 (cost: $10,733)                          10,733
---------------------------------------------------------------------------------------------------------

               Total investments (cost: $1,217,632)                                       $  1,387,541
=========================================================================================================



--------------------------------
 *Non-income producing.

Growth Fund
Notes to Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 9.1% of net assets at January 31, 1997.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.

Growth Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1997
(Unaudited)

Net investment income:
   Income (net of foreign taxes withheld of $252):
      Dividends                                                                              $   17,525
      Interest                                                                                      445
---------------------------------------------------------------------------------------------------------
         Total income                                                                            17,970
---------------------------------------------------------------------------------------------------------
   Expenses:
      Management fees                                                                             4,793
      Transfer agent's fees                                                                       1,166
      Custodian's fees                                                                               94
      Postage                                                                                       105
      Shareholder reporting fees                                                                     45
      Directors' fees                                                                                 2
      Registration fees                                                                             103
      Audit fees                                                                                     15
      Legal fees                                                                                      3
      Other                                                                                          17
---------------------------------------------------------------------------------------------------------
         Total expenses                                                                           6,343
---------------------------------------------------------------------------------------------------------
            Net investment income                                                                11,627
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments:
   Net realized gain                                                                             69,612
   Change in net unrealized appreciation/depreciation                                           140,136
---------------------------------------------------------------------------------------------------------
            Net realized and unrealized gain                                                    209,748
---------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations                                             $  221,375
=========================================================================================================


See accompanying notes to financial statements.

Growth Fund
Statement of Changes in Net Assets
(In Thousands)
Six-month period ended January 31, 1997
and Year ended July 31, 1996
(Unaudited)


                                                                          1/31/97             7/31/96

From operations:
   Net investment income                                               $    11,627         $     18,632
   Net realized gain on investments                                         69,612              180,403
   Change in net unrealized appreciation/depreciation of
      investments                                                          140,136              (79,937)
                                                                       -------------       --------------
      Increase in net assets resulting from operations                     221,375              119,098
                                                                       -------------       --------------
Distributions to shareholders from:
   Net investment income                                                   (21,643)             (15,339)
                                                                        -------------       --------------
   Net realized gains                                                     (190,389)             (49,084)
                                                                        -------------       --------------
From capital share transactions:
   Proceeds from shares sold                                                98,846              277,684
   Shares issued for dividends reinvested                                  209,548               63,058
   Cost of shares redeemed                                                 (95,307)            (155,976)
                                                                        -------------       --------------
      Increase in net assets from capital share transactions               213,087              184,766
                                                                        -------------       --------------
Net increase in net assets                                                 222,430              239,441
Net assets:
   Beginning of period                                                   1,162,262              922,821
                                                                        -------------       --------------
   End of period                                                       $ 1,384,692         $  1,162,262
                                                                        =============       ==============
Undistributed net investment income included in net assets:
   Beginning of period                                                 $    10,726         $      7,433
                                                                        =============       ==============
   End of period                                                       $       710         $     10,726
                                                                        =============       ==============
Change in shares outstanding:
   Shares sold                                                               5,195               13,979
   Shares issued for dividends reinvested                                   11,928                3,371
   Shares redeemed                                                          (5,038)              (7,794)
                                                                        -------------       ---------------
      Increase in shares outstanding                                        12,085                9,556
                                                                        =============       ===============
Authorized shares of $.01 par value                                        100,000               75,000
                                                                        =============       ===============

See accompanying notes to financial statements.

Growth Fund
Notes to Financial Statements

January 31, 1997
(Unaudited)

(1) Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company
Act of 1940, as  amended,   is  a  diversified, open-end management investment
company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3) Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1997 were $412,995,628 and $398,857,982, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1997 was $236,235,475 and $66,326,299, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1997 was $87,280.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1997, the Association and its affiliates owned 1,452,929 shares (2.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                            Six-Month                                 Ten-Month
                          Period Ended                              Period Ended        Year Ended
                           January 31,       Year Ended July 31,      July 31,         September 30,
                              1997           1996         1995          1994        1993         1992

Net asset value at
   beginning of period     $     20.05   $      19.06   $    17.63   $    19.76   $   17.49   $   16.28
Net investment income              .17            .33          .26          .19         .19         .36
Net realized and
   unrealized
   gain (loss)                    3.09           1.92         3.95         (.17)       2.67        1.26
Distributions from
   net investment
   income                         (.34)          (.29)        (.27)        (.16)       (.32)       (.41)
Distributions of realized
   capital gains                 (3.21)          (.97)       (2.51)       (1.99)       (.27)          -
                           --------------   -----------  ------------  ------------  --------   -----------

Net asset value at
   end of period           $     19.76   $      20.05   $    19.06   $    17.63    $  19.76    $  17.49
                           ============== ============  ============  ============  =========== ===========

Total return (%) *               18.99          12.44        26.46          .31       16.77       10.17
Net assets at end
   of period (000)         $ 1,384,692   $  1,162,262   $  922,821   $  618,685   $ 605,457   $ 432,125
Ratio of expenses
   to average
   net assets (%)                  .99(a)        1.01         1.04         1.04(a)     1.07        1.07
Ratio of net investment
   income to average
   net assets (%)                 1.82(a)        1.70         1.63         1.33(a)     1.07        2.27
Portfolio turnover (%)           31.93          62.30        69.64       117.80       96.19       39.39
Average commission
   rate paid per share+    $      .050    $      .050

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

+ Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.